UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 10, 2012, TE Connectivity Ltd. (the “Company”) announced that it has scheduled an extraordinary general meeting of shareholders (the “EGM”) to be held on July 25, 2012 in Berwyn, Pennsylvania.

If a shareholder intends to present any proposal for inclusion in the Company’s proxy statement for the EGM in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the EGM, the proposal must be received by the Secretary of the Company by no later than May 21, 2012.  Such proposal must also meet the other requirements of the rules of the United States Securities and Exchange Commission (the “Commission”) relating to shareholders’ proposals.

The Company’s Articles of Association contain an advance notice of shareholder business requirement (Article 14 of the Articles of Association), which generally prescribes the procedures that a shareholder of the Company must follow if the shareholder intends to propose any business to be considered by shareholders at an extraordinary general meeting of shareholders. These procedures include, among other things, that the shareholder give timely notice to the Secretary of the Company of the proposed business, that the notice contain specified information, and that the shareholder comply with certain other requirements. In accordance with the Articles of Association relating to an extraordinary general meeting, notice by the shareholder must be delivered to or mailed and received at the registered office of the Company by the date which is 10 calendar days after the date of announcement of the date of the EGM.  The date of the EGM was announced on May 10, 2012.  Accordingly, if a shareholder of the Company intends to propose any business at the EGM, the shareholder must deliver a notice of such proposal to the Company’s Secretary not later than 5:00 p.m., Central European Summer Time (11:00 a.m., Eastern Daylight Time) on May 21, 2012, and comply with the requirements of the Articles of Association.

Notices should be addressed in writing to: Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

No prior notice is required to bring proposals prior to or at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

The Company’s Articles of Association are attached as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the Commission on May 20, 2011, which is available on the Commission’s Web site at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: May 10, 2012